SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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SEACHANGE INTERNATIONAL, INC.
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(Name of Registrant as Specified In Its Charter)

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SEACHANGE INTERNATIONAL, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 16, 2008

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxyvote.com.

SEACHANGE INTERNATIONAL, INC. ATTN: MARTHA SCHAEFER 50 NAGOG PARK ACTON, MA 01720

Proxy Material Available
Notice and Proxy Statement Annual Report Combo Form

If you want to receive a paper or e-mail copy of the documents, you must request one. There is no charge for requesting a copy. Please make your request for a copy as instructed below on or before July 2, 2008 to facilitate timely delivery.

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
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*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	07/16/08
Meeting Time:	10:00 a.m. EDT
For holders as of:	05/19/08

Meeting Location:
SeaChange International, Inc.
50 Nagog Park
Acton, MA 01720

Meeting Directions:
For Meeting Directions Please Visit:
www.schange.com

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
Directors recommend a vote FOR all nominees.

1.	To elect two (2) Class III Directors to serve for a three-year term. Nominees: (01) Mary Palermo Cotton (02) Carmine Vona

Directors recommend a vote FOR proposals 2 and 3.

2.	To approve the amendment to SeaChange’s Third Amended and Restated 1996 Employee Stock Purchase Plan.

3.	To ratify the appointment of SeaChange’s independent registered public accounting firm, Grant Thornton LLP.